SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                February 5, 2004
                                ----------------
                Date of Report (Date of earliest event reported)



                      HUAYANG INTERNATIONAL HOLDINGS, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                     0-30173                        58-1667944
----------------------------  -------------------------  -----------------------
(State or other jurisdiction  (Commission File Number)             (IRS Employer
of incorporation)                                            Identification No.)



                              386 Qingnian Avenue
                             Shenyang, China 110004
                             ----------------------
          (Address of principal executive offices, including zip code)


                            (011) (86) (24) 2318-0688
                            -------------------------
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)


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ITEM  4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
--------------------------------------------------------

     (a) (i) On February 5, 2004, Thomas Leger & Co., L.L.P. resigned as our principal independent accountant.

          (ii) The principal accountant's report on our financial statements for the year ended December 31, 2002 did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles.

          (iii) The decision to change accountants was recommended and approved by our Board of Directors.

          (iv) During our fiscal year ended December 31, 2002, and any later interim period, there were no disagreements with the former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

          (v) We have provided the former accountant with a copy of the disclosures we are making in response to this Item. We have requested the former accountant to furnish a letter addressed to the Commission stating whether it agrees with the statements made by us and, if not, stating the respects in which it does not agree. We will file that letter as an exhibit to this report upon our receipt of it.

     (b) We are currently in the process of engaging Weinberg & Company, P.A. of Boca Raton, Florida and Los Angeles, California ("Weinberg") as our principal accountant to audit our financial statements. We have not consulted with Weinberg regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, and either written or oral advice was provided that was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or event identified in (iv) above.


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ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.
--------------------------------------------

(a). Financial statements of businesses acquired.

     Not applicable

(b). Pro forma financial information.

     Not applicable

(c). Exhibits.    16. Letter re change in certifying accountant to be filed upon our receipt of it.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     HUAYANG INTERNATIONAL HOLDINGS, INC.
                                     ------------------------------------
                                                (Registrant)




Date:  February 18, 2004               By:
     ---------------------                  WANG YUFEI
                                            Director


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